CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Socially Responsible Equity Fund

Supplement dated September 30, 2015 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information

The Board of Trustees of City National Rochdale Funds (the “Trust”) has approved a reorganization of the City National Rochdale Socially Responsible Equity Fund (the “Target Fund”) into the Baywood SociallyResponsible Fund (the “Acquiring Fund”), a newly-created series of Forum Funds II.

The Target Fund and the Acquiring Fund have the same investment objective and principal investment strategies.  SKBA Capital Management, LLC, the current sub-adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund.

The reorganization of the Target Fund is subject to approval by its shareholders. Management of the Trust intends to send  shareholders of the Target Fund a proxy statement that will contain additional information about the reorganization and voting instructions during the fourth quarter of 2015.

If the proposed reorganization of the Target Fund is approved by its shareholders, the Target Fund will transfer all of  its assets and liabilities to the Acquiring Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund having equivalent value to shares of the Target Fund held on the date of the reorganization. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund and shareholders of Class N shares of the Target Fund will receive Investor Class shares of the Acquiring Fund.  The Target Fund will then be closed.

If approved by shareholders, the reorganization is expected to be effective late in the fourth quarter of 2015 or early in the first quarter of 2016. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Shareholders should consult their tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-006-0100